Exhibit 99.1


Accrued Interest Date:                                 Collection Period Ending:
27-Dec-04                                                              31-Dec-04
Distribution Date:     BMW VEHICLE OWNER TRUST 2002-A                   Period #
                       ------------------------------
25-Jan-05                                                                     32

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Balances
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
                                                                               Initial         Period End
     Receivables                                                        $1,401,763,032       $246,840,892
     Reserve Account                                                       $14,017,630        $10,513,223
     Yield Supplement Overcollateralization                                 $6,397,885         $1,200,775
     Class A-1 Notes                                                      $311,000,000                 $0
     Class A-2 Notes                                                      $358,426,000                 $0
     Class A-3 Notes                                                      $446,779,000                 $0
     Class A-4 Notes                                                      $251,253,000       $217,732,970
     Class B Notes                                                         $27,907,000        $27,907,000

Current Collection Period
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     Beginning Receivables Outstanding                                    $266,101,572
     Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
               Receipts of Scheduled Principal                             $12,349,047
               Receipts of Pre-Paid Principal                               $6,726,665
               Liquidation Proceeds                                           $141,453
               Principal Balance Allocable to Gross Charge-offs                $43,515
          Total Receipts of Principal                                      $19,260,680

          Interest Distribution Amount
               Receipts of Interest                                         $1,387,477
               Servicer Advances                                                    $0
               Reimbursement of Previous Servicer Advances                    ($29,723)
               Accrued Interest on Purchased Receivables                            $0
               Recoveries                                                      $22,302
               Net Investment Earnings                                         $15,565
          Total Receipts of Interest                                        $1,395,620

          Release from Reserve Account                                              $0

     Total Distribution Amount                                             $20,612,785

     Ending Receivables Outstanding                                       $246,840,892

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                $2,031,895
     Current Period Servicer Advance                                                $0
     Current Reimbursement of Previous Servicer Advance                       ($29,723)
     Ending Period Unreimbursed Previous Servicer Advances                  $2,002,172

Collection Account
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     Deposits to Collection Account                                        $20,612,785
     Withdrawals from Collection Account
          Servicing Fees                                                      $221,751
          Class A Noteholder Interest Distribution                            $880,453
          First Priority Principal Distribution                                     $0
          Class B Noteholder Interest Distribution                            $112,791
          Regular Principal Distribution                                   $19,160,148
          Reserve Account Deposit                                                   $0
          Unpaid Trustee Fees                                                       $0
          Excess Funds Released to Depositor                                  $237,642
     Total Distributions from Collection Account                           $20,612,785

Excess Funds Released to the Depositor
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          Release from Reserve Account                                              $0
          Release from Collection Account                                     $237,642
     Total Excess Funds Released to the Depositor                             $237,642

Note Distribution Account
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     Amount Deposited from the Collection Account                          $20,153,392
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $20,153,392

Distributions
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     Monthly Principal Distributable Amount                            Current Payment     Ending Balance     Per $1,000     Factor
     Class A-1 Notes                                                                $0                 $0          $0.00      0.00%
     Class A-2 Notes                                                                $0                 $0          $0.00      0.00%
     Class A-3 Notes                                                                $0                 $0          $0.00      0.00%
     Class A-4 Notes                                                       $19,160,148       $217,732,970         $76.26     86.66%
     Class B Notes                                                                  $0        $27,907,000          $0.00    100.00%

     Interest Distributable Amount                                     Current Payment         Per $1,000
     Class A-1 Notes                                                                $0              $0.00
     Class A-2 Notes                                                                $0              $0.00
     Class A-3 Notes                                                                $0              $0.00
     Class A-4 Notes                                                          $880,453              $3.50
     Class B Notes                                                            $112,791              $4.04



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Carryover Shortfalls
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                                                                Prior Period Carryover    Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                 $0             $0
     Class A-2 Interest Carryover Shortfall                                         $0                 $0             $0
     Class A-3 Interest Carryover Shortfall                                         $0                 $0             $0
     Class A-4 Interest Carryover Shortfall                                         $0                 $0             $0
     Class B Interest Carryover Shortfall                                           $0                 $0             $0


Receivables Data
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                                                                      Beginning Period      Ending Period
     Number of Contracts                                                        23,862             23,004
     Weighted Average Remaining Term                                             23.22              22.30
     Weighted Average Annual Percentage Rate                                     6.32%              6.32%

     Delinquencies Aging Profile End of Period                           Dollar Amount         Percentage
          Current                                                         $216,143,187             87.56%
          1-29 days                                                        $24,609,189              9.97%
          30-59 days                                                        $4,327,371              1.75%
          60-89 days                                                          $928,635              0.38%
          90-119 days                                                         $307,474              0.12%
          120+ days                                                           $525,036              0.21%
          Total                                                           $246,840,892            100.00%
          Delinquent Receivables +30 days past due                          $6,088,516              2.47%


     Write-offs
          Gross Principal Write-Offs for Current Period                        $43,515
          Recoveries for Current Period                                        $22,302
          Net Write-Offs for Current Period                                    $21,213

          Cumulative Realized Losses                                        $6,978,015


     Repossessions                                                       Dollar Amount              Units
          Beginning Period Repossessed Receivables Balance                    $547,184                 34
          Ending Period Repossessed Receivables Balance                       $552,092                 36
          Principal Balance of 90+ Day Repossessed Vehicles                    $83,952                  4



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                       $1,301,306
     Beginning Period Amount                                                $1,301,306
     Ending Period Required Amount                                          $1,200,775
     Current Period Release                                                   $100,531
     Ending Period Amount                                                   $1,200,775
     Next Distribution Date Required Amount                                 $1,104,473

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Reserve Account
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     Beginning Period Required Amount                                      $10,513,223
     Beginning Period Amount                                               $10,513,223
     Net Investment Earnings                                                   $15,565
     Current Period Deposit                                                         $0
     Current Period Release to Collection Account                                   $0
     Current Period Release to Depositor                                            $0
     Ending Period Required Amount                                         $10,513,223
     Ending Period Amount                                                  $10,513,223


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